SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


              Date of Report (date of earliest event reported): June 16, 2004

                             TRAVELSHORTS.COM, INC.

                                      d/b/a

                      SHARPS ELIMINATION TECHNOLOGIES, INC.
                    ----------------------------------------
             (Exact name of Registrant as specified in its charter)



       Washington                       0-31679                54-0231483
---------------------------         -----------------       -------------------
(State or other jurisdiction     (Commission File No.)       (IRS Employer
   of incorporation)                                        Identification No.)


                                 4750 Paton St.
                         Vancouver, B.C., Canada  V6L 2J1
               ------------------------------------------------
                (Address of principal executive offices, including Zip Code)


   Registrant's telephone number, including area code: (303) 506-1633
                                                       ---------------


                                       N/A
                ------------------------------------------------
          (Former name or former address if changed since last report)

Item 4.  Change in Registrant's Certifying Accountant

     Effective June 16, 2004 the Company replaced (i.e. "dismissed") Spicer Jefferies LLP ("Spicer") with Schumacher & Associates, Inc. (Schumacher) as the Company's independent certified public accountants. The decision to replace Spicer was a result of the decision by Spicer to discontinue its auditing practice at the present time for publicly traded corporations. Spicer audited the Company's financial statements for the fiscal year ended March 31, 2003. The report of Spicer for this fiscal year did not contain an adverse opinion, or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. However, the report of Spicer for this fiscal year was qualified with respect to uncertainty as to the Company's ability to continue as a going concern. During the Company's two most recent fiscal years and subsequent interim period ended June 16, 2004 there were no disagreements with Spicer on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Spicer would have caused it to make reference to such disagreements in its report.

     The Company has authorized Spicer to discuss any matter relating to the Company and its operations with Schumacher.

     The change in the Company's auditors was recommended and approved by the director of the Company. The Company does not have an audit committee.

     During the two most recent fiscal years and subsequent interim period ended June 16, 2004, the Company did not consult with Schumacher regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

     Schumacher has reviewed the disclosures contained in this 8-K report. The Company has advised Schumacher that it has the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Company's disclosures herein, or stating any reason why Schumacher does not agree with any statements made by the Company in this report. Schumacher has advised the Company that nothing has come to its attention which would cause it to believe that any such letter was necessary.

Item 7.  Financial Statements, Exhibits and Pro Forma Financial Information

(a)  Not Applicable

(b)  Not Applicable

(c)  Exhibits

      16.1 Letter from the Company former auditors confirming the information in
Item 4.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   June 23, 2004
                                          TRAVELSHORTS.COM, INC.
                                          d/b/a
                                          SHARPS ELIMINATION TECHNOLOGIES, INC.


                                          By:  /s/ Kelly Fielder
                                              ------------------------------
                                              Kelly Fielder
                                              President